Exhibit 99.1

SciQuest Announces Third Quarter Results

MORRISVILLE, N.C., Oct. 29, 2015 (GLOBE NEWSWIRE) -- SciQuest, Inc. (Nasdaq:SQI), a leading provider of cloud-based business automation solutions for spend management, today announced its financial results for the third quarter ended September 30, 2015.

"We delivered strong financial results in the third quarter with revenue and non-GAAP earnings per share that were above the high end of our guidance ranges. During the quarter, we added 15 new customers most of whom purchased multiple modules, generating a high average selling price," said Stephen Wiehe, Chief Executive Officer of SciQuest. "In the coming quarters, we intend to continue to generate gradually improving revenue growth rates while maintaining high adjusted EBITDA margins. Our strong third quarter performance and expectations for the fourth quarter demonstrate our ability to achieve these goals."

Third Quarter 2015 Results

in millions, except for earnings per share and adjusted EBITDA margin
Metric	Third Quarter	Third Quarter
	2015	2014

GAAP
Revenues	$26.3	$25.7
Income (loss) from operations	$1.3	($0.7)
Net income (loss)	$0.3	($0.4)
Diluted (basic) net income (loss) per share	$0.01	($0.02)
Weighted average diluted / basic shares outstanding	27.9	27.5

Non-GAAP
Revenues(1)	$26.3	$25.9
Income from operations(2)	$3.9	$3.2
Adjusted EBITDA(3)	$5.7	$4.7
Adjusted EBITDA margin(3)	21.5%	18.4%
Net income(4)	$2.3	$2.0
Diluted net income per share	$0.08	$0.07
Weighted average diluted shares outstanding	27.9	27.8

Business Outlook

SciQuest is issuing guidance for the fourth quarter and updating its full year guidance as follows:

in millions, except for earnings per share and adjusted EBITDA margin
Metric	Low	High

FOURTH QUARTER 2015
GAAP
Revenues	$26.4	$26.6
Diluted net income per share	$0.00	$0.01
Weighted average diluted shares outstanding	Approximately 28.0

Non-GAAP
Diluted net income per share(4)	$0.07	$0.08

FULL YEAR 2015
GAAP
Revenues	$105.0	$105.2
Diluted net income per share	$0.01	$0.02
Weighted average diluted shares outstanding	Approximately 28.0
Net cash provided by operating activities	$17.0	$19.0
Capitalization of software development costs	Approximately $6.0
Purchase of property and equipment	Approximately $2.5

Non-GAAP
Revenues(1)	$105.1	$105.3
Adjusted EBITDA margin(3)	Approximately 19%
Diluted net income per share(4)	$0.27	$0.28
Adjusted free cash flow(5)	$8.5	$10.5

A reconciliation of the most comparable GAAP financial measure to the non-GAAP measures used above is included with the financial tables at the end of this release.

ENDNOTES
1) Non-GAAP revenues exclude the purchase accounting deferred revenue adjustment.

2)  Non-GAAP income from operations excludes the purchase accounting deferred revenue adjustment; stock-based compensation; the amortization of (i) intangible assets and (ii) acquired software; and, when applicable: (i) acquisition related costs and (ii) headquarter relocation costs.

3)  Adjusted EBITDA deducts from net income the purchase accounting deferred revenue adjustment; stock-based compensation; depreciation and amortization; income tax; other expenses, net; and, when applicable: (i) acquisition related costs and (ii) headquarter relocation costs. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by non-GAAP revenue.

4)  Non-GAAP net income and non-GAAP diluted net income per share exclude the purchase accounting deferred revenue adjustment; stock-based compensation; the amortization of (i) intangible assets and (ii) acquired software; and, when applicable: (i) acquisition related costs and (ii) headquarter relocation costs. Non-GAAP net income includes the burden of the tax effect related to these excluded items.

5)  Adjusted free cash flow is defined as net cash provided by operating activities plus acquisition-related costs, when applicable, less (i) the purchase of property and equipment, (ii) capitalization of software development costs and (iii) when applicable, tenant improvement credits net of lease exit costs.

Conference Call Information

What:	SciQuest's third quarter results conference call
When:	Thursday October 29, 2015
Time:	4:30 p.m. ET
Webcast:	http://investor.sciquest.com (live and replay)
Live Call:	(877) 407-8289, domestic
(201) 689-8341, international
Replay:	(877) 660-6853, domestic
(201) 612-7415, international

Live and replay conference ID code: 1362-2482

Non-GAAP Financial Measures

SciQuest provides all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Accordingly, SciQuest presents non-GAAP financial measures when reporting its financial results to provide investors with additional tools to evaluate SciQuest's operating results in a manner that focuses on what SciQuest believes to be its ongoing business operations and what SciQuest uses to evaluate its ongoing operations and for internal planning and forecasting purposes. SciQuest's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. SciQuest's management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes: (i) depreciation and amortization; (ii) stock-based compensation; (iii) purchase accounting deferred revenue adjustment; (iv) other significant items, when applicable; and (v) the beneficial income tax effect related to these included items; and the non-GAAP measures that exclude such information in order to assess the performance of SciQuest's business and for planning and forecasting in subsequent periods. Whenever SciQuest uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure to the extent possible. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed herein.

About SciQuest

SciQuest (Nasdaq:SQI) is the leading public provider of spend management solutions delivering value beyond savings. Through the continued release of key innovative technology and a fanatical drive toward making our customers successful, we deliver exceptional value in user experience, productivity and operational efficiency. Our cloud-based, mobile-enabled, source-to-settle platform addresses all stages of procurement from the automation of core processes to enabling sophisticated, strategic and multifaceted sourcing solutions. We specialize in handling simple procurement needs to the most advanced supplier and supply chain requirements.

SciQuest serves a wide range of industries and organizations including many of the Global Fortune 500. For more information visit http://www.sciquest.com

To join the conversation, please visit our blog at http://www.sciquest.com/blog or follow us on Twitter @SciQuest.

Cautionary Note Regarding Forward-Looking Statements

Forward-looking statements include information concerning SciQuest's possible or assumed future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, potential market opportunities, the effects of competition and other factors that could impact future performance. In particular, forward-looking statements include references to revenue growth rates, adjusted EBITDA margins and all statements in the "Business Outlook" section. Forward-looking statements consist of statements that are not historical facts and can be identified by terms such as, but not limited to, "accelerates", "anticipates," "believes," "could," "seeks," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would" or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Certain of these risks are discussed in "Part I, Item 1A, Risk Factors" and elsewhere in SciQuest's most recent Annual Report on Form 10-K and other reports, as filed with the United States Securities and Exchange Commission ("SEC"). In particular, we call your attention to the risk factors in our Annual Report on Form 10-K entitled "Our actual operating results may differ significantly from our guidance", "If we are unable to attract new customers, or if our existing customers do not purchase additional products or services, the growth of our business and cash flows will be adversely affected", "Our failure to sustain our historical renewal rates, pricing and terms of our customer contracts would adversely affect our operating results" and "We are subject to a lengthy sales cycle and delays or failures to complete sales may harm our business and result in slower growth." The company's SEC reports are available free of charge on the SEC's website at http://www.sec.gov or on the company's website at www.sciquest.com. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Also, forward-looking statements represent management's beliefs and assumptions only as of the date of this release. Except as required by law, SciQuest assumes no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

SQI-F

SCIQUEST, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands except per share amounts)

	As of September 30,	As of December 31,
	2015	2014
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$ 60,137	$ 59,419
Short-term investments	75,918	71,493
Accounts receivable, net	11,961	12,032
Prepaid expenses and other current assets	2,395	2,666
Deferred tax asset	378	400
Total current assets	150,789	146,010
Property and equipment, net	14,484	13,595
Goodwill	61,916	63,779
Intangible assets, net	19,733	23,846
Deferred commissions	6,199	6,094
Deferred tax asset, less current portion	11,015	11,657
Other	283	234
Total assets	$ 264,419	$ 265,215
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$ 508	$ 375
Accrued liabilities	10,013	10,051
Deferred revenues	56,648	59,751
Total current liabilities	67,169	70,177
Deferred revenues, less current portion	9,337	11,350
Deferred rent, less current portion	1,969	2,027
Stockholders' equity:
Common stock, $0.001 par value; 50,000 shares authorized; 27,815 and 27,574 shares issued and outstanding as of September 30, 2015 and December 31, 2014, respectively	28	28
Additional paid-in capital	210,334	204,065
Accumulated other comprehensive loss	(5,386)	(3,055)
Accumulated deficit	(19,032)	(19,377)
Total stockholders' equity	185,944	181,661
Total liabilities and stockholders' equity	$ 264,419	$ 265,215

SCIQUEST, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(in thousands except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(unaudited)		(unaudited)

Revenues	$ 26,256	$ 25,670	$ 78,698	$ 76,364
Cost of revenues (1)(2)	8,409	7,854	25,439	23,400
Gross profit	17,847	17,816	53,259	52,964
Operating expenses: (1)
Research and development	6,811	7,146	20,613	21,261
Sales and marketing	6,308	6,208	20,041	19,409
General and administrative	2,805	4,348	9,324	10,791
Amortization of intangible assets	645	795	2,114	2,395
Total operating expenses	16,569	18,497	52,092	53,856
Income (loss) from operations	1,278	(681)	1,167	(892)
Other (expense) income, net:
Interest income	158	124	471	182
Other expense, net	(176)	(37)	(411)	(48)
Total other (expense) income, net	(18)	87	60	134
Income (loss) before income taxes	1,260	(594)	1,227	(758)
Income tax (expense) benefit	(1,008)	164	(882)	321
Net income (loss)	$ 252	$ (430)	$ 345	$ (437)

Other comprehensive loss:
Foreign currency translation adjustments	(1,150)	(898)	(2,331)	(973)
Comprehensive loss	$ (898)	$ (1,328)	$ (1,986)	$ (1,410)

Net income (loss) per share
Basic	$ 0.01	$ (0.02)	$ 0.01	$ (0.02)
Diluted	$ 0.01	$ (0.02)	$ 0.01	$ (0.02)

Weighted average shares outstanding used in computing per share amounts
Basic	27,818	27,514	27,684	26,295
Diluted	27,907	27,514	27,955	26,295

(1) Amounts include stock-based compensation expense, as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(unaudited)		(unaudited)
Cost of revenues	$ 210	$ 187	$ 612	$ 533
Research and development	149	201	440	582
Sales and marketing	407	338	1,148	1,112
General and administrative	665	852	2,145	2,445
	$ 1,431	$ 1,578	$ 4,345	$ 4,672

(2) Cost of revenues includes amortization of capitalized software development costs of:

Amortization of capitalized software development costs:	$ 1,120	$ 791	$ 3,109	$ 2,022
Amortization of acquired software:	497	519	1,490	1,558
	$ 1,617	$ 1,310	$ 4,599	$ 3,580

SCIQUEST, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended September 30,
	2015	2014
	(unaudited)
Cash flows from operating activities
Net income (loss)	$ 345	$ (437)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	8,820	7,954
Loss on disposal of fixed assets	--	430
Stock-based compensation expense	4,345	4,672
Deferred taxes	664	(457)
Changes in operating assets and liabilities:
Accounts receivable	14	4,293
Prepaid expense and other current assets	250	379
Deferred commissions and other assets	(173)	753
Accounts payable	136	(582)
Accrued liabilities	(235)	(3,769)
Deferred revenues	(4,942)	(4,328)
Deferred rent	(58)	--
Net cash provided by operating activities	9,166	8,908
Cash flows from investing activities
Addition of capitalized software development costs	(4,744)	(4,231)
Purchase of property and equipment	(1,582)	(3,304)
Purchase of short-term investments	(113,975)	(92,735)
Maturities of short-term investments	109,550	30,480
Net cash used in investing activities	(10,751)	(69,790)
Cash flows from financing activities
Proceeds from public offering, net of underwriting discount	--	87,673
Public offering costs	--	(240)
Proceeds from exercise of common stock options	1,526	452
Proceeds from employee stock purchase plan activity	675	766
Net cash provided by financing activities	2,201	88,651
Effect of exchange rate change on cash and cash equivalents	102	(36)
Net increase in cash and cash equivalents	718	27,733
Cash and cash equivalents at beginning of the period	59,419	19,117
Cash and cash equivalents at end of the period	$ 60,137	$ 46,850

RECONCILIATION DATA
(UNAUDITED)
(in thousands except per share amounts)

Reconciliation of Net Income (Loss) to Non-GAAP Net Income:	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net income (loss)	$ 252	$ (430)	$ 345	$ (437)
Purchase accounting deferred revenue adjustment	2	186	46	1,311
Amortization of intangible assets	645	795	2,114	2,395
Amortization of acquired software	497	519	1,490	1,558
Stock-based compensation	1,431	1,578	4,345	4,672
Headquarter relocation costs	--	830	--	830
Tax effect of adjustments	(485)	(1,454)	(2,708)	(4,217)
Non-GAAP net income	$ 2,342	$ 2,024	$ 5,632	$ 6,112

Non-GAAP net income per share:
Basic	$ 0.08	$ 0.07	$ 0.20	$ 0.23
Diluted	$ 0.08	$ 0.07	$ 0.20	$ 0.23

Weighted average shares outstanding used in computing per share amounts:
Basic	27,818	27,514	27,684	26,295
Diluted	27,907	27,778	27,955	26,731

Reconciliation of Income (Loss) from Operations to Non-GAAP Income from Operations:	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Income (loss) from operations	$ 1,278	$ (681)	$ 1,167	$ (892)
Purchase accounting deferred revenue adjustment	2	186	46	1,311
Amortization of intangible assets	645	795	2,114	2,395
Amortization of acquired software	497	519	1,490	1,558
Stock-based compensation	1,431	1,578	4,345	4,672
Headquarter relocation costs	--	830	--	830
Non-GAAP income from operations	$ 3,853	$ 3,227	$ 9,162	$ 9,874

Reconciliation of Net Income (Loss) to Adjusted EBITDA:	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net income (loss)	$ 252	$ (430)	$ 345	$ (437)
Income tax expense (benefit)	1,008	(164)	882	(321)
Other expense (income), net	18	(87)	(60)	(134)

Purchase accounting deferred revenue adjustment	2	186	46	1,311
Depreciation and amortization	2,941	2,834	8,820	7,954
Stock-based compensation	1,431	1,578	$ 4,345	$ 4,672
Headquarter relocation costs	--	830	--	830
Adjusted EBITDA	$ 5,652	$ 4,747	$ 14,378	$ 13,875

	Three Months Ended September 30,		Nine Months Ended September 30,
Calculation of Adjusted EBITDA Margin:	2015	2014	2015	2014
Adjusted EBITDA	$ 5,652	$ 4,747	$ 14,378	$ 13,875
÷ Non-GAAP Revenues	26,258	25,856	78,744	77,675
Adjusted EBITDA margin	21.5%	18.4%	18.3%	17.9%

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses:	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Operating expenses	$ 16,569	$ 18,497	$ 52,092	$ 53,856
Amortization of intangible assets	(645)	(795)	(2,114)	(2,395)
Stock-based compensation	(1,221)	(1,391)	(3,733)	(4,139)
Headquarter relocation costs	--	(830)	--	(830)
Non-GAAP operating expenses	$ 14,703	$ 15,481	$ 46,245	$ 46,492

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow:	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net cash provided by operating activities	$ 9,794	$ 12,013	$ 9,166	$ 8,908
Purchase of property and equipment	(297)	(1,745)	(1,582)	(3,304)
Capitalization of software development costs	(1,487)	(1,479)	(4,744)	(4,231)
Free cash flow	8,010	8,789	2,840	1,373
Acquisition related costs	--	--	--	3,600
Headquarter relocation costs	--	(568)	--	(568)
Adjusted free cash flow	$ 8,010	$ 8,221	$ 2,840	$ 4,405

RECONCILIATION DATA
(UNAUDITED)
(in thousands)

Reconciliation of Revenues to Non-GAAP Revenues:	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Revenues	$ 26,256	$ 25,670	$ 78,698	$ 76,364
Purchase accounting deferred revenue adjustment	2	186	46	1,311
Non-GAAP Revenues	$ 26,258	$ 25,856	$ 78,744	$ 77,675

Reconciliation of Cost of Revenues to Non-GAAP Cost of Revenues:	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Cost of revenues	$ 8,409	$ 7,854	$ 25,439	$ 23,400
Amortization of acquired software	(497)	(519)	(1,490)	(1,558)
Stock-based compensation	(210)	(187)	(612)	(533)
Non-GAAP Cost of revenues	$ 7,702	$ 7,148	$ 23,337	$ 21,309

Reconciliation of Research and Development to Non-GAAP Research and Development:	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Research and development	$ 6,811	$ 7,146	$ 20,613	$ 21,261
Stock-based compensation	(149)	(201)	(440)	(582)
Non-GAAP Research and development	$ 6,662	$ 6,945	$ 20,173	$ 20,679

Reconciliation of Sales and Marketing to Non-GAAP Sales and Marketing:	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Sales and marketing	$ 6,308	$ 6,208	$ 20,041	$ 19,409
Stock-based compensation	(407)	(338)	(1,148)	(1,112)
Non-GAAP Sales and marketing	$ 5,901	$ 5,870	$ 18,893	$ 18,297

Reconciliation of General and Administrative to Non-GAAP General and Administrative:	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
General and administrative	$ 2,805	$ 4,348	$ 9,324	$ 10,791
Stock-based compensation	(665)	(852)	(2,145)	(2,445)
Headquarter relocation costs	--	(830)	--	(830)
Non-GAAP General and administrative	$ 2,140	$ 2,666	$ 7,179	$ 7,516

Reconciliation of Amortization of Intangible Assets to Non-GAAP Amortization of Intangible Assets:	Three Months Ended September 30,		Nine Months Ended September 30,

	2015	2014	2015	2014
Amortization of intangible assets	$ 645	$ 795	$ 2,114	$ 2,395
Amortization of intangible assets	(645)	(795)	(2,114)	(2,395)
Non-GAAP Amortization of intangible assets	$ --	$ --	$ --	$ --

RECONCILIATION DATA
(UNAUDITED)
(in thousands except per share amounts)

Reconciliation of Revenue Outlook to Non-GAAP Revenue Outlook:	Three Months Ended December 31, 2015		Twelve Months Ended December 31, 2015
	Low end of Range	High end of Range	Low end of Range	High end of Range
Revenues	$ 26,400	$ 26,600	$ 105,000	$ 105,200
Purchase accounting deferred revenue adjustment			100	100
Non-GAAP revenues			$ 105,100	$ 105,300

Reconciliation of Net (Loss) Income per Share Outlook to Non-GAAP Income per Share Outlook:	Three Months Ended December 31, 2015		Twelve Months Ended December 31, 2015
	Low end of Range	High end of Range	Low end of Range	High end of Range
Net income per share	$ --	$ 0.01	$ 0.01	$ 0.02
Purchase accounting deferred revenue adjustment per share	0.00	0.00	0.00	0.00
Amortization of intangible assets per share and acquired	0.04	0.04	0.17	0.17
software per share
Stock-based compensation per share	0.05	0.05	0.21	0.21
Tax effect of adjustments per share	(0.02)	(0.02)	(0.12)	(0.12)
Non-GAAP net income per share	$ 0.07	$ 0.08	$ 0.27	$ 0.28

Reconciliation of Net Income to Adjusted EBITDA:			Twelve Months Ended December 31, 2015
				Expected
Net income				$ 300
Income tax expense				1,600
Other income, net				100
Purchase accounting deferred revenue adjustment				100
Depreciation and amortization				12,000
Stock-based compensation				5,900
Adjusted EBITDA				$ 20,000

Calculation of Adjusted EBITDA Margin:			Twelve Months Ended December 31, 2015
				Expected

Adjusted EBITDA		$ 20,000
÷ Non-GAAP Revenues (High End of Range)		105,300
Adjusted EBITDA margin		19%

Reconciliation of Net Cash Provided by Operating Activities Outlook to Adjusted Free Cash Flow Outlook:	Twelve Months Ended December 31, 2015
	Low end of Range	High end of Range
Net cash provided by operating activities	$ 17,000	$ 19,000
Capitalization of software development costs	(6,000)	(6,000)
Purchase of property and equipment	(2,500)	(2,500)
Adjusted free cash flow	$ 8,500	$ 10,500

CONTACT: SciQuest Media contact:

         SciQuest, Inc.

         Roberta Patterson, 919-659-2230

         rpatterson@SciQuest.com

         Edelman for SciQuest

         Megan Smith, 404-832-6776

         Megan.smith3@edelman.com

         SciQuest Investor contact:

         Jamie Andelman

         SciQuest, Inc.

         919-659-2322

         jandelman@sciquest.com